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                                                                  Exhibit 10.208

                    ASSIGNMENT OF PURCHASE AND SALE AGREEMENT


     For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, ("Assignor") hereby assigns to INLAND WESTERN FULLERTON METROCENTER, L.L.C., a Delaware limited liability company, ("Assignee") all of its right, title and interest in that certain Purchase and Sale Agreement and Joint Escrow Instructions by and between INLAND REAL ESTATE ACQUISITIONS, INC., as Purchaser, and ANATON ASSOCIATES, a California limited partnership, as Seller, executed by Purchaser on May 20, 2004 and executed by Seller on May 27, 2004, for purchase and sale of certain real property commonly known as Fullerton Metrocenter (the "Property").

     By execution hereof by Assignee, Assignee hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement.

     This Assignment is effective as of the 24th day of June, 2004.

                ASSIGNOR: INLAND REAL ESTATE ACQUISITIONS, INC.,
                          an Illinois corporation


                          By:   /s/ G. Joseph Cosenza
                             ---------------------------------------------------
                                G. Joseph Cosenza
                          Its:  President


                ASSIGNEE: INLAND WESTERN FULLERTON
                          METROCENTER, L.L.C., a Delaware limited
                          liability company

                          By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member


                          By:   /s/ Valerie Medina
                             ---------------------------------------------------
                             Valerie Medina
                             Assistant Secretary